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                        STOCK ASSIGNMENT AGREEMENT

THIS STOCK PURCHASE ASSIGNMENT (the "Assignment") for the transfer of all interest in Get Ahead Bookstores, Inc., a Nevada corporation (the
"Corporation") is made effective January 1, 1998, between Wade Cook Financial Corporation, a Nevada corporation ("Buyer") and Glendon H. Sypher, a resident of the State of Washington ("Seller").

                          RECITALS

WHEREAS, the parties hereto desire to complete the Assignment upon the terms and conditions hereinafter stated in order for the Corporation to become a wholly owned subsidiary of the Buyer;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is agreed as follows:

                          AGREEMENT

1. SALE OF STOCK. Seller hereby agrees to assign all interests, rights and claims in the Corporation to Buyer.

2. PURCHASE PRICE. The purchase price for the Assignment shall be One Dollar and no cents ($1.00).

3. OPERATION OF BUSINESS. Seller shall continue to manage and direct the operation of the Corporation including service on the Board of Directors as agreed under the terms and conditions set forth in the Employment Agreement effective September 15, 1997 and/or as subsequently modified.

4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as follows:

    a. STOCK. Seller represents that none of the stock in the Corporation has been issued, however, to the extent that there are any issued and outstanding shares in the Corporation, Seller hereby assigns said interest to Buyer.

5. INDEMNIFICATION. Purchaser agrees to indemnify and hold Seller harmless from and against all damages that Seller may suffer, sustain, incur or become subject to whether directly or indirectly, arising out of, based upon, resulting from or in connection with the operation of the Corporation or ownership of the assets of the Corporation before the Closing Date, including without limitation liabilities arising from the sale of products sold by Seller before the Closing Date.

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6.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  Each party hereto covenants and agrees that its representations and warranties contained in this Agreement, and in any document delivered or to be delivered pursuant to this Agreement in connection with Closing hereunder, shall survive Closing.

7. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, heirs, personal representatives, and assigns.

8. NOTICES. All notices, requests, demands, and other communications which are required or may be given under this Agreement shall be in writing, unless otherwise specified in this Agreement, and shall be deemed to have been duly given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to Seller:        Glendon H. Sypher
                          P. O. Box 553
                          Fall City, WA 98024

     If to the Buyer:     Kiman Lucas, Esq.
                          General Counsel
                          Wade Cook Financial Corporation
                          14675 Interurban Avenue South
                          Seattle, WA 98168-4664

or to such other addresses any party shall have specified by notice in writing to the other.

9. APPLICABLE LAW. This Agreement and the legal relations between the parties hereto shall be governed by and in accordance with the law of the State of Washington.

10. ATTORNEY'S FEES. In any action or proceeding brought by any party against the other, the substantially prevailing party shall, in addition to other allowable costs, by entitled to an award of reasonable attorney's fees.

11. HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning and interpretation of this Agreement.

12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                             ASSIGNOR:

                                /s/ GLENDON H. SYPHER
                               ------------------------------------
                                   Glendon H. Sypher


                             ASSIGNEE:

                                 Wade Cook Financial Corporation

                                 By:  /s/ Wade B. Cook
                                    --------------------------------
                                    Name: Wade B. Cook
                                    Its: Chairman and Chief Executive Officer